UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): January 19, 2024

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Director Resignation

On January 19, 2024, The Arena Group Holdings, Inc. (the “Company”) received email correspondence from Ross Levinsohn tendering his resignation (the “Resignation Email”) as a member of the Board of Directors (the “Board”) of the Company. Mr. Levinsohn’s resignation was accepted by the Company on January 19, 2024.

Mr. Levinsohn states that his resignation is a result of disagreement with certain recent actions by the Board, including the Board’s approval of the Company’s plan to manage its operating expenses by implementing a reduction of its current workforce, as previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2024.

The Company disagrees with the comments in the Resignation Email. The Company believes that Mr. Levinsohn's comments are reflective of a disgruntled former executive who was terminated on December 11, 2023. The members of the Board take their fiduciary duties and responsibilities seriously. The Company’s decisions regarding operating expenses, strategic transactions, or otherwise, followed thoughtful process and deliberation and were determined to be in the best interest of the Company and its stockholders.

A copy of Mr. Levinsohn’s Resignation Email is included as Exhibit 17.1 to this Current Report on Form 8-K (the “Form 8-K”). The Company has provided a copy of this Form 8-K to Mr. Levinsohn.

(b) Appointment of Interim President

On January 23, 2024, the Board appointed Jason Frankl as interim President of the Company, effective immediately.

Mr. Frankl, 50, has served as Chief Business Transformation Officer of the Company since January 5, 2024. He has served as Senior Managing Director at FTI Consulting, a global business advisory firm, since March 2004.

The Company previously entered into an engagement letter with FTI Consulting (the “Engagement Letter”) for the provision of Mr. Frankl as Chief Business Transformation Officer. The Engagement Letter is not being amended and no additional compensation is being paid to Mr. Frankl in connection with his appointment as interim President. Mr. Frankl has not received and will not receive any compensation directly from the Company. The Company will instead pay FTI Consulting for Mr. Frankl’s services. Other than as described above, the Company has not entered into any plan, contract, agreement, grant or award in connection with Mr. Frankl’s appointment to serve as interim President and there is no arrangement or understanding between Mr. Frankl and any other persons, pursuant to which Mr. Frankl was selected as an officer and no family relationships among any of the Company’s directors or executive officers and Mr. Frankl. Mr. Frankl does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On January 23, 2024, the Board appointed Cavitt Randall as Chairman of the Board, effective immediately. In addition, the Board, in connection with its regular assessment of skills and experience of the members of the Board, approved the reconstitution of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Special Finance and Governance Committee of the Board. Effective immediately, (i) the Audit Committee shall consist of Laura Lee (chair), Christopher Petzel and Carlo Zola; (ii) the Compensation Committee shall consist of Hunt Allred (chair), Christopher Petzel and Laura Lee; (iii) the Nominating and Corporate Governance Committee shall consist of Carlo Zola (chair), Christopher Petzel and Hunt Allred; and (iv) the Special Transaction Committee shall consist of Christopher Petzel (chair) and Hunt Allred.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
17.1	Ross Levinsohn Resignation Email, dated January 19, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

In connection with the proposed transaction (the “Proposed Transaction”) by and among the Company, Simplify Inventions, LLC (“Simplify”), Bridge Media Networks, LLC (“Bridge Media”), New Arena Holdco, Inc. (“Newco”) and the other parties to that certain Business Combination Agreement, dated November 5, 2023, as amended, Newco and the Company will prepare and file with the SEC a registration statement on Form S-4 that will include a combined proxy statement/prospectus of the Company and Newco (the “Combined Proxy Statement/Prospectus”). The Company, Simplify and Newco will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and the Company will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the Proposed Transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Newco and/or the Company may file with the SEC in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY NEWCO OR THE COMPANY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Newco and/or the Company without charge through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended and otherwise in accordance with applicable law.

Participants in the Solicitation

The Company, Simplify, Bridge Media and Newco and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of the Company is contained in the Company’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on April 28, 2023, its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: January 25, 2024
	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer